September 4, 2020

United States Securities and Exchange Commission

Disclosure Review Office 3

Division of Investment Management

100 F Street, N.E.

Washington, DC 20549-0506

RE:	C.M. Life Variable Life Separate Account I

File No. 811-09020, CIK 0000943863

Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (1940 Act), the above referenced separate account, a unit investment trust registered under the Act, mailed to its policy owners the 2020 semiannual reports for the underlying management investment companies listed in the table below. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the 1940 Act.

The 2020 semiannual reports of the investment companies listed below are incorporated by reference.

Investment Company	CIK	Investment Company	CIK
AIM Variable Insurance Funds (Invesco	0000896435	Janus Aspen Series	0000906185
Variable Insurance Funds)		MFS® Variable Insurance Trust	0000918571
American Century Variable Portfolios, Inc.	0000814680	MML Series Investment Fund	0000067160
American Funds Insurance Series®	0000729528	MML Series Investment Fund II	0001317146
Deutsche DWS Investments VIT Funds	0001006373	T. Rowe Price Equity Series, Inc.	0000918294
Franklin Templeton Variable Insurance	0000837274	Variable Insurance Products Fund	0000356494
Products Trust		Variable Insurance Products Fund II	0000831016
Goldman Sachs Variable Insurance Trust	0001046292	Variable Insurance Products Fund V	0000823535

Very truly yours,

/s/ James M. Rodolakis

James M. Rodolakis

Vice President

C.M. Life Insurance Company

Massachusetts Mutual Life Insurance Company (MassMutual) and affiliates • Springfield, MA 01111-0001 • (413) 788-8411